UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________________

FORM 8-K
______________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): December 11, 2014

PBF LOGISTICS LP
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36446	35-2470286
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
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One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500
(Registrant’s Telephone Number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 11, 2014, PBF Logistics GP LLC, the general partner of PBF Logistics LP (the "Partnership"), announced the appointment of Todd O'Malley as President effective in January 2015. Todd O'Malley is currently the Chief Commercial Officer of the Partnership's indirect parent, PBF Energy Inc. ("PBF Energy") and its subsidiary PBF Holding Company LLC, a position which he will no longer hold upon his new role becoming effective.
Todd O'Malley, age 41, has been with PBF Energy since November 2010, with over 15 years of energy industry experience. Todd O'Malley is a Senior Vice President with PBF Energy. Prior to being appointed Senior Vice President in March 2014, Todd O'Malley was Vice President, Products responsible for petroleum products, natural gas and power since May 2013. Todd O’Malley joined PBF Energy as a Director, Clean Products in 2010 from the Hess Energy Trading Company where he traded petroleum products in both the United States and Europe from October 2008 to November 2010. Prior to that, Todd O’Malley established a proprietary refined petroleum products and ethanol trading platform for an international investment bank. Previously, Todd O’Malley was Vice President of Supply and Distribution of Gulf Oil in charge of petroleum products trading and optimization of storage and terminal assets. Prior thereto, Todd O’Malley managed the northeast clean products commercial operations for Premcor Inc. Todd O’Malley has held similar commercial roles in other energy-focused organizations where he traded electricity, natural gas, grains, biofuels, crude oil and petroleum products, both physically and financially.
Todd O'Malley is the nephew of Thomas O'Malley, the Chairman of the Board of Directors of PBF Logistics GP LLC. There are no arrangements or understandings between Todd O'Malley and any other persons pursuant to which he was selected as President. There are no transactions that would require disclosure under Item 404(a) of Regulation S-K.
The press release announcing the appointment is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Forward-Looking Statements
Statements contained in the exhibit to this report reflecting the Partnership’s or its management’s expectations or predictions relating to future plans, results, performance, achievements and the like are considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, uncertainties and other factors, many of which may be beyond the Partnership’s control, that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements. Factors and uncertainties that may cause actual results to differ include but are not limited to the risks disclosed in the Partnership’s filings with the U.S. Securities and Exchange Commission. All forward-looking statements speak only as of the date hereof. The Partnership undertakes no obligation to revise or update any forward-looking statements except as may be required by applicable law.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
99.1 Press release dated December 11, 2014 regarding the appointment of Todd O'Malley

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PBF Logistics LP
		By:	PBF Logistics GP LLC, its general partner

Date:	December 12, 2014		By:	/s/ Jeffrey Dill
Jeffrey Dill Authorized Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release dated December 11, 2014 regarding the appointment of Todd O'Malley